                                                                    Exhibit 4.21


                             FIRST JOINT AMENDMENT

                                       TO

                            GLOBAL CREDIT AGREEMENT

                                      AND

                                       TO

                                CREDIT AGREEMENT
                                    (CANADA)

                                     AMONG

                           UMC PETROLEUM CORPORATION,
                          UNITED MERIDIAN CORPORATION,
                           UMC RESOURCES CANADA LTD.,
                             NORFOLK HOLDINGS INC.,
                        UMIC COTE D'IVOIRE CORPORATION,
                       UMC EQUATORIAL GUINEA CORPORATION,

                           THE CHASE MANHATTAN BANK,
                 AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT,

                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                             AS SYNDICATION AGENT,

                           NATIONSBANK OF TEXAS, N.A.
                                      AND
                               SOCIETE GENERALE,
                            AS DOCUMENTATION AGENTS,

                                BANQUE PARIBAS,
                            WELLS FARGO BANK, N.A.,
                                      AND
                            COLORADO NATIONAL BANK,
                                 AS CO-AGENTS,

                      THE CHASE MANHATTAN BANK OF CANADA,
                               AS CANADIAN AGENT

                                      AND

               THE LENDERS AND CANADIAN LENDERS SIGNATORY HERETO

                        Effective as of December 3, 1997

                FIRST JOINT AMENDMENT TO GLOBAL CREDIT AGREEMENT
                        AND TO CREDIT AGREEMENT (CANADA)

       This FIRST JOINT AMENDMENT TO GLOBAL CREDIT AGREEMENT AND TO CREDIT AGREEMENT (CANADA) (this "First Amendment") executed effective as of the 3rd of December, 1997 (the "Effective Date") is among: UMC PETROLEUM CORPORATION, a corporation duly organized and validly existing under the laws of the state of Delaware (the "Company"); UNITED MERIDIAN CORPORATION, a corporation duly organized and validly existing under the laws of the state of Delaware ("United Meridian"); UMC RESOURCES CANADA LTD., a company existing under the laws of the Province of British Columbia ("UMC Canada"); NORFOLK HOLDINGS INC., a corporation duly organized and validly existing under the laws of the state of Delaware ("Norfolk"); UMIC COTE D'IVOIRE CORPORATION, a corporation duly organized and validly existing under the laws of the state of Delaware ("UMC-CI-11"); UMC EQUATORIAL GUINEA CORPORATION, a corporation duly organized and validly existing under the laws of the state of Delaware ("UMC-EG-B"); each of the financial institutions that is a signatory to the Credit Agreement (hereinafter defined) (individually, a "Lender" and, collectively, the "Lenders"); each of the lenders under the Canadian Credit Agreement (hereinafter defined) (individually, a "Canadian Lender" and, collectively, the "Canadian Lenders"); THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT for the Lenders (in such capacity, the "Administrative Agent"), and AS COLLATERAL AGENT for the Lenders (in such capacity, the "Collateral Agent"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, AS SYNDICATION AGENT for the Lenders (in such capacity, the "Syndication Agent"), NATIONSBANK OF TEXAS, N.A. AND SOCIETE GENERALE, AS DOCUMENTATION AGENTS for the Lenders (in such capacity, the "Documentation Agents"), BANQUE PARIBAS, WELLS FARGO BANK, N.A., and COLORADO NATIONAL BANK, AS CO-AGENTS for the Lenders (in such capacity, the "Co-Agents"), and THE CHASE MANHATTAN BANK OF CANADA, as agent for the Canadian Lenders (in such capacity, the "Canadian Agent") (the Administrative Agent, the Collateral Agent, the Syndication Agent, the Documentation Agents, the Co-Agents, the Lenders, the Canadian Agent and the Canadian Lenders collectively being the "Lender Group").

                                    RECITALS

       A. United Meridian, the Company, the Administrative Agent, the Syndication Agent, the Documentation Agents, the Co-Agents and the Lenders are parties to that certain Global Credit Agreement dated as of March 18, 1997 (as amended, restated, modified or otherwise supplemented from time to time and in effect, the "Credit Agreement") pursuant to which the Lenders have made certain credit available to and on behalf of the Company.

       B. UMC Canada, the Canadian Agent and the Canadian Lenders are parties to that certain Credit Agreement (Canada) dated as of March 18, 1997 (as amended, restated, modified or otherwise supplemented from time to time and in effect, the "Canadian Credit Agreement") pursuant to which the Canadian Lenders have made certain credit available to and on behalf of UMC Canada.

       C. United Meridian, the Company and UMC Canada have requested and the Lender Group has agreed to amend certain provisions of the Credit Agreement and the Canadian Credit Agreement.

       D. Now, therefore, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

       Section 1. Defined Terms. All capitalized terms which are defined in the Credit Agreement, but which are not defined in this First Amendment, shall have the same meanings as defined in the Credit Agreement or, if the context so requires, the meanings as defined in the Canadian Credit Agreement. Unless otherwise indicated, all section references in Section 3 of this First Amendment refer to the Canadian Credit Agreement, and all other section references in this First Amendment refer to the Credit Agreement.

       Section 2.    Amendments to Credit Agreement.

       2.1    Amendments to Section 1.01.

       (a) The definition of "Agreement" is hereby amended to read as follows:

              "Agreement" shall mean this Global Credit Agreement, as amended by the First Amendment and as further amended from time to time.

       (b) The definition of "Applicable Margin" is hereby amended to read as follows:

              "Applicable Margin" shall mean, with respect to Conventional Loans, the following rate per annum as is applicable:

--------------------------------------------------------------------------------------------------------
      Borrowing Base Utilization             Applicable Margin for                Applicable Margin for
              Percentage                       Eurodollar Loans                      Base Rate Loans
--------------------------------------------------------------------------------------------------------
            Less than 40%                           0.250%                              (0.250%)
--------------------------------------------------------------------------------------------------------
    Greater than or equal to 40%,                   0.375%                              (0.125%)
          but less than 55%
--------------------------------------------------------------------------------------------------------
    Greater than or equal to 55%,                   0.500%                               0.000%
          but less than 65%
--------------------------------------------------------------------------------------------------------
    Greater than or equal to 65%,                   0.875%                               0.000%
          but less than 85%
--------------------------------------------------------------------------------------------------------
     Greater than or equal to 85%                   1.375%                               0.375%.
--------------------------------------------------------------------------------------------------------

       (c) The definition of "Facility Fee Rate" is hereby amended to read as follows:

              "Facility Fee Rate" shall mean the following rate per annum as is applicable:


============================================================================================
         Borrowing Base Utilization Percentage                              Rate Per Annum
--------------------------------------------------------------------------------------------
              Greater than or equal to 65%                                      0.375%
--------------------------------------------------------------------------------------------
                     Less than 65%                                             0.250%.
============================================================================================

       (d) The following definitions of "First Amendment" and "First Amendment Effective Date" are hereby added where alphabetically appropriate:

              "First Amendment" shall mean that certain First Joint Amendment to Global Credit Agreement and to Credit Agreement (Canada) dated as of December 3, 1997 among the United Meridian, the Company, the Guarantors, UMC Canada, the Agents, the Canadian Agent, the Lenders and the Canadian Lenders.

              "First Amendment Effective Date" shall mean the "Effective Date" as such term is defined in the First Amendment.

       2.2    Borrowing Base.  The third sentence of clause (a)(i) of Section
2.09 is hereby deleted in its entirety and the following is inserted in lieu thereof:

       For the period from and including the First Amendment Effective Date to but not including the first Redetermination Date thereafter, the amount of the Borrowing Base shall be $300,000,000, representing a North American Component of $210,000,000 and an International Component of $90,000,000.

       2.3    Allocated U.S. and Canadian Borrowing Bases.   The third sentence
of clause (a)(iii) of Section 2.09 is hereby deleted in its entirety and the following is inserted in lieu thereof:

       On the First Amendment Effective Date, the Allocated Canadian Borrowing Base shall be $3,530,000, resulting in an initial Allocated U.S. Borrowing Base of $296,470,000.

       2.4 Annex I and Exhibits. Annex I and Exhibit D to the Credit Agreement are hereby deleted in their entirety, and the revised Annex I and Exhibit D, each dated as of the First Amendment Effective Date and attached hereto, are inserted in lieu thereof.

       Section 3.    Amendments to Canadian Credit Agreement.

       3.1 Amendments by Incorporation. The amendments to the Credit Agreement contained in this First Amendment shall also be made to the corresponding defined terms and provisions of the Canadian Credit Agreement as such terms are incorporated therein.

       3.2 Amendments to Section 1.01. The definition of "Agreement" is hereby deleted in its entirety and the following is inserted in lieu thereof:

              "Agreement" shall mean this Credit Agreement, as amended by the First Amendment and as further amended from time to time.

       3.3 Removal of Canadian Lender. As of the First Amendment Effective Date, but subject to the terms of Section 12.04 of the Canadian Credit Agreement and the Sections referred to therein, (i) all Indebtedness under the Canadian Credit Agreement and the Security Instruments (as defined in the Canadian Credit Agreement) owing to Societe Generale (Canada) shall be paid in full, (ii) Societe Generale (Canada) shall be removed as a "Lender" under the Canadian Credit Agreement, and (iii) Societe Generale (Canada) shall be relieved of its obligations under the Canadian Credit Agreement, the Intercreditor Agreement and the other Security Instruments in full.

       Section 4.    Consents and other Matters.

       4.1    Limitations on Waivers.  The following waivers granted in Section
4.2 of this First Amendment are hereby granted to the extent and only to the extent necessary to permit the consummation of the transactions described therein, and such provisions shall not be waived for any other purposes.

       4.2 Notices; Consent and Waiver - UMC Colorado LLC. United Meridian and the Company have informed the Lender Group that United Meridian intends to create UMC Colorado LLC, a limited liability company formed under the laws of the State of Colorado, initially having United Meridian as its sole member. United Meridian intends to capitalize UMC Colorado LLC with certain intercompany notes issued by the Company in favor of United Meridian and thereafter contribute its membership interests in UMC Colorado LLC to the Company resulting in the Company being the sole member of UMC Colorado LLC.
The intercompany notes are subordinated to the Indebtedness as required under
Section 9.01(g). United Meridian and the Company have advised the Lender Group that the foregoing transactions may violate Section 9.13 of the Credit Agreement and have requested that the Lender Group consent, and the Lender Group hereby consents, to the transactions contemplated in this Section 4.2.

       Section 5. Conditions Precedent. The effectiveness of this First Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction or waiver of the other conditions provided in this Section 5, each of which shall be satisfactory to the Administrative Agent in form and substance:

       5.1 Loan Documents. The Administrative Agent shall have received multiple counterparts as requested of this First Amendment, each executed and delivered by a duly authorized officer of each party.

       5.2 Representations and Warranties. Except as affected by the transactions contemplated in the Credit Agreement and this First Amendment, each of the representations and warranties made by United Meridian, the Company, any Guarantor or UMC Canada in or pursuant to the Security Instruments shall be true and correct in all material respects as of the Effective Date, as if made on and as of such date.

       5.3 No Default. No Default or Event of Default shall have occurred and be continuing as of the Effective Date.

       5.4 No Change. No event shall have occurred since December 31, 1996 which could reasonably be expect to have a Material Adverse Effect.

       5.5 Security Instruments. All of the Security Instruments shall be in full force and effect.

       5.6 Intercompany Notes. United Meridian shall have delivered true and complete copies of the subordinated intercompany notes described in
Section 4.2, which shall be in form and substance reasonably satisfactory to the Administrative Agent.

       Section 6. Representations and Warranties; Etc. United Meridian, the Company, each Guarantor and UMC Canada, as appropriate, each hereby affirm that as of the date of execution and delivery of this First Amendment, all of the representations and warranties contained in the Credit

Agreement, the Canadian Credit Agreement and the other Security Instruments to which it is a party are true and correct in all material respects as though made on and as of the Effective Date and after giving effect to this First Amendment and to the transactions contemplated hereby and that no Defaults exist or will exist under the Credit Agreement, the UMC Credit Agreement or other Security Instruments to which it is a party after giving effect to the aforesaid transactions.

       Section 7.    Miscellaneous.

       7.1 Confirmation. The provisions of the Credit Agreement and the Canadian Credit Agreement (each as amended by this First Amendment) shall remain in full force and effect in accordance with their terms following the effectiveness of this First Amendment.

       7.2 Ratification and Affirmation of Guarantors. Each of the Guarantors under the Credit Agreement and under the Canadian Credit Agreement hereby expressly (i) acknowledges the terms of this First Amendment, (ii) ratifies and affirms its obligations under its respective Guaranty Agreement and the other Security Instruments to which it is a party, (iii) acknowledges, renews and extends its continued liability under its respective Guaranty Agreement and the other Security Instruments to which it is a party and agrees that its respective Guaranty Agreement and the other Security Instruments to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby.

       7.3 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

       7.4 No Oral Agreement. THIS WRITTEN FIRST AMENDMENT, THE CREDIT AGREEMENT, THE CANADIAN CREDIT AGREEMENT AND THE SECURITY INSTRUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRACTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

       7.5 GOVERNING LAW. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, OTHER THAN THE CONFLICT OF LAWS RULES THEREOF; PROVIDED THAT, TO THE EXTENT THIS FIRST AMENDMENT AMENDS THE CANADIAN CREDIT AGREEMENT, THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE PROVINCE OF ALBERTA AND THE LAWS OF CANADA APPLICABLE THEREIN, OTHER THAN THE CONFLICT OF LAWS RULES THEREOF.


                          [SIGNATURES BEGIN NEXT PAGE]

       IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed effective as of the date first written above.


                                           UMC PETROLEUM CORPORATION


                                           By:
                                              --------------------------------
                                                  Kevin McMillan
                                                  Vice President and Treasurer


                                           UNITED MERIDIAN CORPORATION


                                           By:
                                              --------------------------------
                                                  Kevin McMillan
                                                  Vice President and Treasurer


                                           UMC RESOURCES CANADA LTD.


                                           By:
                                              --------------------------------
                                                  Kevin McMillan
                                                  Vice President and Treasurer


                                           NORFOLK HOLDINGS INC.


                                           By:
                                              --------------------------------
                                           Name:
                                           Title:


                                           UMIC COTE D'IVOIRE CORPORATION


                                           By:
                                              --------------------------------
                                                  Kevin McMillan
                                                  Vice President and Treasurer


                                           UMC EQUATORIAL GUINEA CORPORATION


                                           By:
                                              --------------------------------
                                                  Kevin McMillan
                                                  Vice President and Treasurer





 [Signature Page to First Joint Amendment to Global Credit Agreement - Page 1]

                                           BANQUE PARIBAS



                                           By:
                                              --------------------------------
                                              Name:
                                              Title:


                                           By:
                                              --------------------------------
                                              Name:
                                              Title:


                                           THE CHASE MANHATTAN BANK



                                           By:
                                              --------------------------------
                                                  Mary Jo Woodford
                                                  Vice President


                                           NATIONSBANK OF TEXAS, N.A.



                                           By:
                                              --------------------------------
                                                  Paul Squires
                                                  Senior Vice President



                                           MORGAN GUARANTY TRUST COMPANY OF NEW
                                           YORK



                                           By:
                                              --------------------------------
                                                  John Kowalczuk
                                                  Vice President


                                           SOCIETE GENERALE, SOUTHWEST AGENCY



                                           By:
                                              --------------------------------
                                                  Richard Erbert
                                                  Vice President





 [Signature Page to First Joint Amendment to Global Credit Agreement - Page 2]

                                           WELLS FARGO BANK, N.A.



                                           By:
                                              --------------------------------
                                                  John Fields
                                                  Vice President



                                           COLORADO NATIONAL BANK



                                           By:
                                              --------------------------------
                                           Name:
                                           Title:



                                           ABN/AMRO BANK, N.V.



                                           By:
                                              --------------------------------
                                           Name:
                                           Title:


                                           By:
                                              --------------------------------
                                           Name:
                                           Title:



                                           BANK OF AMERICA NATIONAL TRUST &
                                           SAVINGS ASSOCIATION



                                           By:
                                              --------------------------------
                                           Name:
                                           Title:





 [Signature Page to First Joint Amendment to Global Credit Agreement - Page 3]

                                           BARCLAYS BANK PLC



                                           By:
                                              --------------------------------
                                           Name:
                                           Title:



                                           CHRISTIANIA BANK OG KREDITKASSE, ASA



                                           By:
                                              --------------------------------
                                           Name:
                                           Title:



                                           By:
                                              --------------------------------
                                           Name:
                                           Title:


                                           CREDIT SUISSE FIRST BOSTON



                                           By:
                                              --------------------------------
                                           Name:
                                           Title:



                                           By:
                                              --------------------------------
                                           Name:
                                           Title:





 [Signature Page to First Joint Amendment to Global Credit Agreement - Page 4]

AGENTS:                                    THE CHASE MANHATTAN BANK, AS
                                           ADMINISTRATIVE AGENT AND COLLATERAL
                                           AGENT


                                           By:
                                              --------------------------------
                                                  Mary Jo Woodford
                                                  Vice President



                                           MORGAN GUARANTY TRUST COMPANY OF NEW
                                           YORK, AS SYNDICATION AGENT



                                           By:
                                              --------------------------------
                                                  John Kowalczuk
                                                  Vice President



                                           NATIONSBANK OF TEXAS, N.A., AS
                                           DOCUMENTATION AGENT



                                           By:
                                              --------------------------------
                                                  Paul Squires
                                                  Senior Vice President




                                           SOCIETE GENERALE, SOUTHWEST AGENCY,
                                           AS DOCUMENTATION AGENT



                                           By:
                                              --------------------------------
                                                  Richard Erbert
                                                  Vice President





 [Signature Page to First Joint Amendment to Global Credit Agreement - Page 5]

                                           BANQUE PARIBAS, AS CO-AGENT



                                           By:
                                              --------------------------------
                                            Name:
                                            Title:



                                           By:
                                              --------------------------------
                                            Name:
                                            Title:



                                           WELLS FARGO BANK, N.A., AS CO-AGENT



                                           By:
                                              --------------------------------
                                                  John Fields
                                                  Vice President



                                           COLORADO NATIONAL BANK, AS CO-AGENT



                                           By:
                                              --------------------------------
                                           Name:
                                           Title:





 [Signature Page to First Joint Amendment to Global Credit Agreement - Page 6]

CANADIAN AGENT AND LENDER:                 THE CHASE MANHATTAN BANK OF CANADA


                                           By:
                                              --------------------------------
                                                  Christine Chan
                                                  Vice President


                                           By:
                                              --------------------------------
                                                  Richard Jerome
                                                  Vice President


                                           THE CHASE MANHATTAN BANK OF CANADA,
                                           as Canadian Agent


                                           By:
                                              --------------------------------
                                                  Christine Chan
                                                  Vice President


                                           By:
                                              --------------------------------
                                                  Richard Jerome
                                                  Vice President


       CANADIAN LENDER WITHDRAWING FROM THE CREDIT AGREEMENT.



                                           SOCIETE GENERALE (CANADA)


                                           By:
                                              --------------------------------
                                                  Bert Coish
                                                  Vice President





 [Signature Page to First Joint Amendment to Global Credit Agreement - Page 7]

                                    ANNEX I

                  LIST OF COMMITMENTS AND CANADIAN COMMITMENTS


                             as of December 3, 1997

                       U.S. Lenders and U.S. Commitments

Name of Lender                          Commitment Percentage         Commitment        Global Commitment Percentage
--------------                          ---------------------         ----------        ----------------------------
The Chase Manhattan Bank                   10.61490201%             $35,000,000.00             11.66667%

Morgan Guaranty Trust Company              11.80557897%             $35,000,000.00             11.66667%
   of New York

NationsBank of Texas, N.A.                 10.119067%               $30,000,000.00             10.00000%

Societe Generale, Southwest                10.119067%               $30,000,000.00             10.00000%
   Agency

Banque Paribas                             8.43255642%              $25,000,000.00             8.33333%

Wells Fargo Bank, N.A.                     8.43255642%              $25,000,000.00             8.33333%

Colorado National Bank                     6.74604513%              $20,000,000.00             6.66667%

ABN/AMRO Bank N.V.                         6.74604513%              $20,000,000.00             6.66667%

Bank of America NT & SA                    6.74604513%              $20,000,000.00             6.66667%

Barclays Bank PLC                          6.74604513%              $20,000,000.00             6.66667%

Christiania Bank og Kreditkasse            6.74604513%              $20,000,000.00             6.66667%

Credit Suisse First Boston                 6.74604513%              $20,000,000.00             6.66667%
                                        -------------              ---------------         -----------

                                               100.00%             $300,000,000.00              100.00%

                  Canadian Lenders and Canadian Subcommitments

Name of Lender                              Commitment Percentage        Commitment
--------------                              ---------------------        ----------
The Chase Manhattan Bank of Canada                100%                 CDN $37,500,00

                          Affiliated Canadian Lenders


       Lender                      Canadian Affiliate
       ------                      ------------------
The Chase Manhattan Bank           The Chase Manhattan Bank of Canada

                                  EXHIBIT D

                          SUBSIDIARIES AND GUARANTORS

                                December 3, 1997

       Unless otherwise indicated in this Exhibit D, 100% of the Capital Stock of each of the Subsidiaries listed below is legally and beneficially owned by the Company.

       Unless otherwise indicated in this Exhibit D, the principal place of business and chief executive office of each of the Subsidiaries listed below is located at 1201 Louisiana, Suite 1400, Houston, Texas 77002.

       Unless otherwise indicated in this Exhibit D, each of the Subsidiaries listed below is a Delaware corporation.

       UMC Pipeline Corporation

       United Meridian International Corporation

       UMIC Cote d'Ivoire Corporation

              Lion G.P.L. (an Ivorian company). 100% owned by UMIC Cote d'Ivoire Corporation. The principal place of business is located at BP 827, Abidjan 04, Republic of Cote d'Ivoire.

       UMIC (CI-01) Corporation

       UMIC (CI-02) Corporation

       UMIC (CI-12) Corporation

       UMIC (CI-105) Corporation

       UMC Angola Corporation

       UMC Bangladesh Corporation

       UMC Pakistan Corporation

       UMC Ghana Corporation

       UMC Cayman Islands Corporation (a Cayman Islands corporation)

       Norfolk Holdings Inc., 410 17th Street, Suite 1400, Denver, Colorado 80202 (Guarantor)

              UMC Resources Canada Ltd. (a British Columbia company). 86.58% of the equity of this company is legally and beneficially owned by Norfolk Holdings Inc. 13.42% of the equity of this company is legally and beneficially owned by UMC Petroleum Corporation. The principal place of business and chief executive office is located at 350 Seventh Avenue S.W., Suite 1000, Calgary, Alberta T2P 3N9

       UMC Equatorial Guinea Corporation

       Big Sky Gas Marketing Corporation

       Havre Pipeline Company, L.L.C. (a Texas limited liability company). 410 17th Street, Suite 1400, Denver, Colorado 80202. UMC Petroleum Corporation owns 55.89% of the units of this company.

       UMC Colorado LLC (a Colorado limited liability company), 410 17th Street, Suite 1400, Denver, Colorado 80202.


                                   GUARANTORS


United Meridian Corporation

Norfolk Holdings Inc.

UMIC Cote d'Ivoire Corporation

UMC Equatorial Guinea Corporation